EXHIBIT 99.1


               FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT



                       dated as of August 27, 2004


                                   Among


                            THOMAS NELSON, INC.


                               as BORROWER,


                THE LENDERS FROM TIME TO TIME PARTY HERETO


                                  and


                              SUNTRUST BANK


                          as ADMINISTRATIVE AGENT


--------------------------------------------------------------------------------
                       SUNTRUST CAPITAL MARKETS, INC.
                             as Lead Arranger




                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


     This First Amendment to Revolving Credit Agreement (this "First Amendment") is entered into this 27th day of August, 2004 by and among THOMAS NELSON, INC. (the "Borrower"), the lenders signatory hereto (the "Lenders") and SUNTRUST
BANK (the "Administrative Agent").

     WHEREAS, the parties hereto entered into that certain Revolving Credit Agreement dated as of June 28, 2002 among Thomas Nelson, Inc., the Lenders from time to time party thereto and SunTrust Bank, as Administrative Agent (the "Revolving Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Revolving Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree to amend the Revolving Credit Agreement as follows:

     1. The definition of "Revolving Commitment" in the Revolving Credit Agreement is deleted and the following definition is substituted in its place:

         "Revolving Commitment" shall mean, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower and to participate in Letters of Credit and Swingline Loans in an aggregate principal amount not exceeding the amount set forth with respect to such lender on the signature pages to that certain First Amendment to Revolving Credit Agreement dated August 27, 2004, or in the case of a Person becoming a Lender after August 27, 2004, the amount of the assigned "Revolving Commitment" as provided in the Assignment and Acceptance Agreement executed by such Person as an assignee, as the same may be changed pursuant to terms hereof.

     2. The definition of "Commitment Termination Date" contained in the Revolving Credit Agreement is deleted in its entirety and the following definition is substituted in lieu thereof:

         "Commitment Termination Date" shall mean the earliest of
         (i) October 15, 2008, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.8, and
         (iii) the date on which all amounts outstanding under this Agreement, as amended by that certain First Amendment to Revolving Credit Agreement dated August 27, 2004, have been declared or have automatically become due and payable (whether by acceleration or otherwise).

     3. Section 7.5 of the Revolving Credit Agreement is amended as follows: the figure of "20%" in the twelfth line of such Section 7.5 is deleted and the figure "35%" is inserted in lieu thereof.

     4. The definition of "Permitted Acquisition" is deleted in its entirety and the following is substituted in lieu thereof:

         "Permitted Acquisition" shall mean acquisitions by Borrower satisfying each of the following conditions: (i) total consideration for acquisitions shall not exceed $20,000,000 during any fiscal year of Borrower and shall not exceed $40,000,000 in the aggregate from August 27, 2004 through October 15, 2008; (ii) at the time of each acquisition, the business of the acquired entity shall be the same line of business or substantially similar to those engaged in by the Borrower and its Subsidiaries as of the Closing Date; and
         (iii) at the time of and after giving effect to such acquisition, no Event of Default has occurred and is continuing.

     5. Section 7.6(c) of the Revolving Credit Agreement is amended by deleting the figure "$500,000" in such subparagraph (c) and substituting in lieu thereof the figure "$1,000,000."

     6. Section 7.1 of the Revolving Credit Agreement is amended by deleting the word "and" at the end of subparagraph (d) thereof, deleting the period at the end of subparagraph (e) thereof and inserting in lieu thereof "; and" and adding the following subparagraph (f) as an additional subparagraph to such
Section 7.1:

         (f) other Indebtedness in a principal amount of up to $10,000,000 provided to or arranged for the Borrower at any time by SunTrust Bank, or provided by another financial institution approved in writing by the Administrative Agent, whose approval will not be unreasonably withheld. This Indebtedness shall be secured by assets of the Borrower and its Subsidiaries satisfactory to SunTrust Bank or the Administrative Agent, as applicable.

     7. Section 7.2 of the Revolving Credit Agreement is amended by deleting the period at the end of subparagraph (d) thereof and inserting in lieu thereof "; and" and adding the following subparagraph (e) as an additional subparagraph to such Section 7.2:

         (e) any Lien securing Indebtedness permitted by Section 7.1(f) above.

     8. Section 6.3 of the Revolving Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

         Section 6.3 TOTAL LEASE ADJUSTED FUNDED DEBT TO CONSOLIDATED EBITDAR. he Borrower and its Subsidiaries will maintain a ratio of Total Lease Adjusted Funded Debt to Consolidated EBITDAR in accordance with the table set forth below. This ratio will be calculated on a rolling four quarter basis and measured as of the end of each fiscal quarter of Borrower.

                      DATES:                    REQUIRED RATIO:
         ------------------------------------   ---------------
         From April 1, 2004 to the Commitment     2.75 to 1.00
                    Termination Date


     9. Schedule I to the Revolving Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                                   SCHEDULE I

         TOTAL LEASE ADJUSTED FUNDED               APPLICABLE MARGIN
         DEBT TO CONSOLIDATED EBITDAR          (basis points per annum)
         ----------------------------      --------------------------------
                                            BASE     LIBOR   COMMITMENT FEE
                                           ------    -----   --------------
          Less than 1.00                    0.00      100.00       20.00
          Greater than or equal to 1.00
            and less than 1.50              0.00      125.00       25.00
          Greater than or equal to 1.50
            and less than 2.00              0.25      150.00       30.00
          Greater than or equal to 2.00
            and less than 2.50              0.50      175.00       37.50
          Greater than or equal to 2.50     0.75       200.0       37.50

10. The definition of "Required Lenders" is deleted in its entirety and the following definition is substituted in lieu thereof:

         "Required Lenders" shall mean, at any time, any two Lenders holding more than 51% of the aggregate outstanding Revolving Credit Exposures at such time.

11. Section 10.3(b) of the Revolving Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

         (b)  The Borrower shall indemnify the Administrative Agent
         (and any subagent thereof), the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all costs, losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit),
         (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, costs, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

     12. Except as amended hereby, the Borrower hereby reaffirms its obligations under the Revolving Credit Agreement, as amended, and the Borrower agrees that its obligations thereunder are valid and binding, enforceable in accordance with its terms, subject to no defense, counterclaim or objection.

     13. All defined terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Revolving Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          BORROWER:

                                          THOMAS NELSON, INC.


                                          By:  /s/ Joe L. Powers
                                             -------------------------
                                                   Joe L. Powers
                                                   Executive Vice President
                                                   and Secretary


                                          ADMINISTRATIVE AGENT:

                                          SUNTRUST BANK, as Administrative
                                          Agent, as Issuing Bank, as Swingline
                                          Lender and as a Lender


                                          By:  /s/ Carlos M. Murgas
                                             --------------------------

                                          Title:   Vice President
                                                   --------------------

                                          Revolving Commitment:  $32,500,000

                                          LC Commitment:          $5,000,000

                                          Swingline Commitment:  $10,000,000


                                          NATIONAL CITY BANK, as a Lender


                                          By:  /s/ Kevin L. Anderson
                                             --------------------------
                                                   Kevin L. Anderson

                                          Title:  Senior Vice President
                                                  ---------------------

                                          Revolving Commitment:  $17,500,000



                              GUARANTORS' CONSENT

     Each of the undersigned Guarantors acknowledges and agrees to the terms of the First Amendment to Revolving Credit Agreement set forth above. The obligations of each of the undersigned Guarantors pursuant to that certain Subsidiary Guarantee Agreement dated as of June 28, 2002 among each of the undersigned Guarantors, Thomas Nelson, Inc. and SunTrust Bank, as
Administrative Agent, are hereby ratified and affirmed.

                                         THOMAS NELSON SALES CO., INC.


                                         By:  /s/ Joe L. Powers
                                            -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary


                                         THE NORWALK COMPANY


                                         By:  /s/ Joe L. Powers
                                            -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary


                                         EDITORIAL CARIBE, INC.


                                         By:  /s/ Joe L. Powers
                                            -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary


                                         ELM HILL PRESS, INC.


                                         By:  /s/ Joe L. Powers
                                            -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary


                                         NELSON DIRECT MARKETING SERVICES, INC.


                                         By:  /s/ Joe L. Powers
                                            -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary


                                         LIVE VENT MANAGEMENT, INC. (formerly
                                         known as NEW LIFE TREATMENT CENTERS,
                                         INC.)


                                         By:  /s/ Joe L. Powers
                                             -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary


                                         THE WICKENBURG COMPANY


                                         By:  /s/ Joe L. Powers
                                            -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary


                                         WOMEN OF FAITH, INC.


                                         By:  /s/ Joe L. Powers
                                            -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary


                                         WORTHY, INC.


                                         By:  /s/ Joe L. Powers
                                            -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary


                                         THE HAYWARD CALIFORNIA COMPANY


                                         By:  /s/ Joe L. Powers
                                            -------------------------
                                                  Joe L. Powers
                                                  Vice President and Secretary